                                                                    Exhibit 10.4




         1996 STOCK INCENTIVE PLAN OF BIOSITE DIAGNOSTICS INCORPORATED:

                      NONSTATUTORY STOCK OPTION AGREEMENT


Biosite Diagnostics Incorporated, a Delaware corporation (the "Company"), hereby grants an option to purchase shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the 1996 Stock Incentive Plan of Biosite Diagnostics Incorporated (the "Plan").



Date of Option Grant: ___________ ___, 199__

Name of Optionee: ____________________________

Optionee's Social Security Number: ____-___-_____

Number of Shares of Company Common Stock Covered by Option:

Exercise Price per Share: $__.____

Vesting Start Date: ___________ ___, 199__



           BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHMENT AND IN THE PLAN.




Optionee: _________________________________
                    (Signature)




Company: ______________________________________
                    (Signature)

            Title:  ___________________________



Attachment

         1996 STOCK INCENTIVE PLAN OF BIOSITE DIAGNOSTICS INCORPORATED:

                      NONSTATUTORY STOCK OPTION AGREEMENT


NONSTATUTORY STOCK OPTION    This option is not intended to be
                             an incentive stock option under
                             section 422 of the Internal
                             Revenue Code.

VESTING Your right to exercise this option shall become exercisable on a daily basis over a four-year period starting on the Vesting Start Date, as shown on the cover sheet. Except as provided below, your vested shares of Company
                             Common Stock shall be determined
                             by multiplying your days of
                             Service since the Vesting Start
                             Date by .000684931 and by the
                             number of shares of Company Common
                             Stock covered by this option, as
                             shown on the cover sheet.  The
                             resulting number of shares will be
                             rounded to the nearest whole
                             number.  Notwithstanding the
                             foregoing, no part of this option
                             is exercisable until you have
                             completed six consecutive months
                             of Service.  "Service" means your
                             service as an employee, director,
                             consultant or advisor of the
                             Company or any affiliated company.

                             No additional shares become
                             exercisable after your Company
                             service has terminated for any
                             reason.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION          If your Service terminates for any
                             reason except death or total and
                             permanent disability, then your
                             option will expire at the close of
                             business at Company headquarters
                             on the 90th day after your
                             termination date.

                             The Company determines when your
                             service terminates for this
                             purpose.

DEATH If you die while still in Service, then your option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your estate, heirs or designated beneficiary may exercise the vested portion of your option.

DISABILITY                   If your Service terminates because
                             of your total and permanent
                             disability, then your option will
                             expire at the close of business at
                             Company headquarters on the date
                             12 months after your termination
                             date.  During that 12-month
                             period, you may exercise the
                             vested portion of your option.

                             "Total and permanent disability"
                             means that you are unable to engage
                             in any substantial gainful activity
                             by reason of any medically
                             determinable physical or mental
                             impairment which can be expected
                             to result in death or which has
                             lasted, or can be expected to
                             last, for a continuous period of
                             not less than one year.

LEAVES OF ABSENCE            For purposes of this option,
                             Service does not terminate when
                             you go on a military leave, a sick
                             leave or another bona fide leave
                             of absence, if the leave was
                             approved by the Company in
                             writing.  But Service terminates
                             immediately when the approved
                             leave ends, unless you immediately
                             return to Service.  Service
                             terminates in any event when the
                             approved leave ends, unless you
                             immediately return to Service.

RESTRICTIONS ON EXERCISE     The Company will not permit you to
                             exercise this option if the
                             issuance of shares at that time
                             would violate any law or
                             regulation.

NOTICE OF EXERCISE           When you wish to exercise this
                             option, you must notify the
                             Company by filing the proper
                             "Notice of Exercise" form at the
                             address given on the form.  Your
                             notice must specify how many
                             shares you wish to purchase.  Your
                             notice must also specify how your
                             shares should be registered (in
                             your name only or in your and your
                             spouse's names as community
                             property or as joint tenants with
                             right of survivorship).  The
                             notice will be effective when it
                             is received by the Company.

                            If someone else wants to exercise
                            this option after your death, that
                            person must prove to the Company's
                            satisfaction that he or she is
                            entitled to do so.


FORM OF PAYMENT             When you submit your notice of
                            exercise, you must include payment
                            of the option price for the shares
                            you are purchasing.  Payment may
                            be made in one (or a combination
                            of two or more) of the following
                            forms:

                            o  Your personal check, a cashier's
                               check or a money order.

                            o  Certificates for Company stock
                               that you have owned for at
                               least six months, along with
                               any forms needed to effect a
                               transfer of the shares to the
                               Company.  The value of the
                               shares, determined as of the
                               effective date of the option
                               exercise, will be applied to
                               the option price.

                            o  Irrevocable directions to a
                               securities broker approved by
                               the Company to sell your
                               option shares and to deliver
                               all or a portion of the sale
                               proceeds to the Company in
                               payment of the option price.
                               (The balance of the sale
                               proceeds, if any, will be
                               delivered to you.)  The
                               directions must be given by
                               signing a special "Notice of
                               Exercise" form provided by
                               the Company.

WITHHOLDING TAXES           You will not be allowed to
                            exercise this option unless you
                            make acceptable arrangements to
                            pay any withholding taxes that may
                            be due as a result of the option
                            exercise.


RESTRICTIONS ON RESALE      By signing this Agreement, you
                            agree not to sell any option
                            shares at a time when applicable
                            laws or Company policies prohibit
                            a sale.  This restriction will
                            apply as long as you are in the
                            Service of the Company (or a
                            subsidiary).

TRANSFER OF OPTION          Prior to your death, only you may
                            exercise this option.  You cannot
                            transfer or assign this option.
                            For instance, you may not sell
                            this option or use it as security
                            for a loan.  If you attempt to do
                            any of these things, this option
                            will immediately become invalid.
                            You may, however, dispose of this
                            option in your will.

TRANSFER OF OPTION                      Prior to your death, only you may
                                        exercise this option.  You cannot
                                        transfer or assign this option.
                                        For instance, you may not sell
                                        this option or use it as security
                                        for a loan.  If you attempt to do
                                        any of these things, this option
                                        will immediately become invalid.
                                        You may, however, dispose of this
                                        option in your will.

RETENTION RIGHTS                        Your option or this Agreement do
                                        not give you the right to be
                                        retained by the Company (or any
                                        subsidiaries) in any capacity.
                                        The Company (and any subsidiaries)
                                        reserve the right to terminate
                                        your service at any time, with or
                                        without cause.

STOCKHOLDER RIGHTS                      You, or your estate or heirs, have
                                        no rights as a stockholder of the
                                        Company until a certificate for
                                        your option shares has been
                                        issued.  No adjustments are made
                                        for dividends or other rights if
                                        the applicable record date occurs
                                        before your stock certificate is
                                        issued, except as described in the
                                        Plan.

ADJUSTMENTS                             In the event of a stock split, a
                                        stock dividend or a similar change
                                        in Company stock, the number of
                                        shares covered by this option and
                                        the exercise price per share may
                                        be adjusted pursuant to the Plan.

APPLICABLE LAW                          This Agreement will be interpreted
                                        and enforced under the laws of the
                                        State of California.

THE PLAN AND OTHER AGREEMENTS           The text of the Plan is
                                        incorporated in this Agreement
                                        by reference.

                                        This Agreement and the Plan
                                        constitute the entire understanding
                                        between you and the Company
                                        regarding this option. Any
                                        prior agreements, commitments
                                        or negotiations concerning this
                                        option are superseded.


BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.